UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2012

Item 1.	Schedule of Investments.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks–81.7%
Consumer Discretionary–11.2%
Auto Components–1.3%
Lear Corp.	1,132,500	$40,260,375
Automobiles–1.7%
Ford Motor Co.	5,700,000	52,668,000
Hotels, Restaurants & Leisure–0.1%
McDonald’s Corp.[1]	27,500	2,457,400
Household Durables–0.5%
MDC Holdings, Inc.[1]	525,000	16,726,500
Media–3.3%
Cablevision Systems Corp. New York Group, Cl. A	1,550,000	23,777,000
Cinemark Holdings, Inc.[1]	500,000	11,690,000
Comcast Corp., Cl. A Special, Non-Vtg.	1,000,000	31,930,000
Regal Entertainment Group	692,500	9,570,350
Time Warner Cable, Inc.	325,000	27,602,250

		104,569,600
Multiline Retail–3.4%
Kohl’s Corp.[1]	895,000	44,499,400
Target Corp.	1,000,000	60,650,000

		105,149,400
Specialty Retail–0.9%
Foot Locker, Inc.[1]	900,000	29,718,000
Consumer Staples–4.9%
Beverages–0.5%
PepsiCo, Inc.	205,000	14,909,650
Food & Staples Retailing–2.7%
CVS Caremark Corp.[1]	675,000	30,543,750
Kroger Co. (The)	1,075,000	23,832,750
Safeway, Inc.	400,000	6,220,000
Walgreen Co.	717,500	26,088,300

		86,684,800
Food Products–0.7%
Archer-Daniels-Midland Co.	450,000	11,740,500
General Mills, Inc.	220,000	8,514,000
Kraft Foods, Inc., Cl. A1	35,000	1,389,850

		21,644,350
Household Products–0.5%
Energizer Holdings, Inc.[1,2]	132,500	10,304,525
Procter & Gamble Co. (The)[1]	86,250	5,566,575

		15,871,100
Tobacco–0.5%
Philip Morris International, Inc.[1]	175,000	16,002,000
Energy–11.0%
Energy Equipment & Services–1.9%
Ensco plc, Cl. A	587,500	31,918,875
Halliburton Co.	850,000	28,160,500

		60,079,375

1	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Oil, Gas & Consumable Fuels–9.1%
Apache Corp.	190,000	$16,362,800
BP plc, ADR	890,000	35,511,000
Chevron Corp.[1]	785,000	86,020,300
CONSOL Energy, Inc.	500,000	14,490,000
Exxon Mobil Corp.[1]	535,000	46,464,750
Kinder Morgan Management LLC[2]	1	41
Kinder Morgan, Inc.	1,067,500	38,227,175
Royal Dutch Shell plc, ADR	525,000	35,805,000
Williams Cos., Inc. (The)	415,000	13,192,850

		286,073,916
Financials–17.5%
Capital Markets–2.1%
Goldman Sachs Group, Inc. (The)	440,000	44,396,000
Morgan Stanley	1,537,500	21,002,250

		65,398,250
Commercial Banks–3.0%
CIT Group, Inc.[1,2]	250,000	9,130,000
SunTrust Banks, Inc.	560,000	13,244,000
Wells Fargo & Co.	2,100,000	71,001,000

		93,375,000
Diversified Financial Services–5.1%
Citigroup, Inc.	550,000	14,921,500
JPMorgan Chase & Co.[1]	3,250,000	117,000,000
KKR Financial Holdings LLC	3,000,000	27,360,000

		159,281,500
Insurance–5.1%
Assured Guaranty Ltd.	2,100,000	25,158,000
Everest Re Group Ltd.[1]	500,000	50,850,000
MetLife, Inc.	1,887,500	58,078,375
XL Group plc	1,350,000	27,877,500

		161,963,875
Real Estate Investment Trusts–2.2%
Apollo Commercial Real Estate Finance, Inc.[1]	995,000	16,616,500
Ashford Hospitality Trust	1,325,000	10,109,750
CYS Investments, Inc.	1,125,000	16,267,500
Starwood Property Trust, Inc.	1,132,500	25,209,450

		68,203,200
Health Care–9.8%
Biotechnology–0.3%
PDL BioPharma, Inc.	1,175,000	7,978,250
Health Care Equipment & Supplies–0.8%
Baxter International, Inc.	13,500	789,885
Medtronic, Inc.	655,000	25,820,100

		26,609,985
Health Care Providers & Services–0.5%
UnitedHealth Group, Inc.	105,000	5,364,450

2	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Health Care Providers & Services Continued
WellPoint, Inc.	175,000	$9,325,750

		14,690,200
Pharmaceuticals–8.2%
GlaxoSmithKline plc, ADR	595,000	27,370,000
Johnson & Johnson	350,000	24,227,000
Merck & Co., Inc.[1]	2,000,000	88,340,000
Pfizer, Inc.	3,250,000	78,130,000
Teva Pharmaceutical Industries Ltd., Sponsored ADR[1]	975,000	39,867,750

		257,934,750
Industrials–5.5%
Aerospace & Defense–1.2%
General Dynamics Corp.	512,500	32,513,000
Honeywell International, Inc.	115,000	6,675,750

		39,188,750
Commercial Services & Supplies–0.5%
Pitney Bowes, Inc.	290,000	3,874,400
R.R. Donnelley & Sons Co.	1,000,000	12,120,000

		15,994,400
Industrial Conglomerates–2.0%
General Electric Co.[1]	1,750,000	36,312,500
Tyco International Ltd.	475,000	26,096,500

		62,409,000
Machinery–0.8%
Ingersoll-Rand plc[1]	500,000	21,205,000
Navistar International Corp.[2]	185,000	4,551,000

		25,756,000
Marine–0.9%
Box Ships, Inc.[3]	1,365,000	8,695,050
Costamare, Inc.	710,000	9,251,300
Diana Containerships, Inc.[3]	1,505,000	9,225,650

		27,172,000
Trading Companies & Distributors–0.1%
Aircastle Ltd.[1]	280,000	3,312,400
Information Technology–5.9%
Communications Equipment–1.4%
Cisco Systems, Inc.	562,000	8,963,900
QUALCOMM, Inc.	600,000	35,808,000

		44,771,900
Computers & Peripherals–1.6%
Apple, Inc.[1,2]	20,750	12,673,270
Hewlett-Packard Co.	191,600	3,494,784
Seagate Technology[1]	1,125,000	33,772,500

		49,940,554
Electronic Equipment & Instruments–0.4%
Corning, Inc.	1,050,000	11,980,500

3	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Semiconductors & Semiconductor Equipment–0.0%
Intel Corp.	50,000	$1,285,000
Software–2.5%
Microsoft Corp.	2,615,000	77,064,050
Materials–3.9%
Chemicals–2.0%
Celanese Corp., Series A	436,509	16,644,088
LyondellBasell Industries NV, Cl. A	310,000	13,804,300
Mosaic Co. (The)	575,000	33,413,250

		63,861,638
Containers & Packaging–0.1%
Rock-Tenn Co., Cl. A	33,500	1,950,370
Metals & Mining–0.4%
Allegheny Technologies, Inc.	181,500	5,450,445
Freeport-McMoRan Copper & Gold, Inc., Cl. B	235,250	7,920,868

		13,371,313
Paper & Forest Products–1.4%
International Paper Co.	1,350,000	44,293,500
Telecommunication Services–6.9%
Diversified Telecommunication Services–6.9%
AT&T, Inc.[1]	1,675,000	63,516,000
CenturyLink, Inc.[1]	1,860,000	77,264,400
Consolidated Communications Holdings, Inc.[1]	1,450,000	22,997,000
Frontier Communications Corp.	11,600,000	45,472,000
Windstream Corp.	637,500	6,349,500

		215,598,900
Utilities–5.1%
Electric Utilities–4.1%
American Electric Power Co., Inc.	550,000	23,232,000
Edison International, Inc.	775,000	35,789,500
Entergy Corp.[1]	292,500	21,255,975
Exelon Corp.	565,000	22,102,800
FirstEnergy Corp.	280,000	14,061,600
PPL Corp.	410,000	11,849,000

		128,290,875
Energy Traders–0.4%
GenOn Energy, Inc.[2]	1,875,000	4,462,500
NRG Energy, Inc.	442,500	8,770,350

		13,232,850
Multi-Utilities–0.6%
National Grid plc, Sponsored ADR	325,000	16,867,500

Total Common Stocks (Cost $2,382,257,588)		2,564,590,976
Preferred Stocks–6.3%
Citigroup, Inc., 7.50% Cv.[2]	1,042,500	89,488,200
General Motors Co., 4.75% Cv., Series B, Non-Vtg.[2]	1,775,000	59,409,250
MetLife, Inc., 5% Cv., Non-Vtg.[2]	362,500	22,725,125
Molycorp, Inc., 5.50% Cv., Series A, Non-Vtg.[2]	67,500	3,213,675

4	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Preferred Stocks Continued
PPL Corp., 8.75% Cv.[2]	190,000	$10,233,400
Synovus Financial Corp., 8.25% Cv.[2]	685,000	12,336,850

Total Preferred Stocks (Cost $233,771,722)		197,406,500

	Units
Rights, Warrants and Certificates–0.1%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 2/15/17[2] (Cost $2,577,600)	1,440,000	4,248,000

	Principal Amount
Mortgage-Backed Obligations–0.3%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.53%, 5/1/36[4]	$190,000	171,918
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 3.105%, 6/1/34[4]	313,142	308,628
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	157,782	141,325
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	273,833	253,710
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	132,127	99,051
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	1,533,072	1,133,797
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	429,487	325,896
Countrywide Home Loans, Asset-Backed Certificates, Series 2002-4, Cl. A1, 0.986%, 2/25/33[4]	4,798	4,714
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	435,966	263,910
Federal Home Loan Mortgage Corp.:
8%, 4/1/16	10,395	11,202
9%, 8/1/22-5/1/25	4,444	5,148
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	14,128	16,289
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 14.858%, 4/1/27[5]	195,185	43,770
Series 192, Cl. IO, 13.226%, 2/1/28[5]	57,522	11,475
Series 2130, Cl. SC, 50.425%, 3/15/29[5]	168,454	37,418
Series 243, Cl. 6, 0.527%, 12/15/32[5]	231,829	48,313
Series 2531, Cl. ST, 99.999%, 2/15/30[5]	20,119	132
Series 2639, Cl. SA, 99.999%, 7/15/22[5]	313,541	19,848
Series 2796, Cl. SD, 96.086%, 7/15/26[5]	250,043	53,314
Series 2802, Cl. AS, 83.611%, 4/15/33[5]	157,950	8,793
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	212,617	32,999
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.895%, 6/1/26[6]	54,507	47,360

5	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Federal National Mortgage Assn.:
7.50%, 1/1/33	$189,651	$231,723
8.50%, 7/1/32	7,249	9,051
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 34.148%, 12/18/31[5]	6,505	1,274
Trust 2001-65, Cl. S, 33.023%, 11/25/31[5]	461,914	90,876
Trust 2001-68, Cl. SC, 34.343%, 11/25/31[5]	4,202	834
Trust 2001-81, Cl. S, 27.072%, 1/25/32[5]	110,178	24,295
Trust 2002-47, Cl. NS, 34.659%, 4/25/32[5]	248,078	52,340
Trust 2002-51, Cl. S, 34.91%, 8/25/32[5]	227,791	48,062
Trust 2002-52, Cl. SD, 41.427%, 9/25/32[5]	294,767	66,425
Trust 2002-7, Cl. SK, 31.957%, 1/25/32[5]	7,921	1,394
Trust 2002-77, Cl. BS, 25.935%, 12/18/32[5]	15,053	2,817
Trust 2002-77, Cl. SH, 41.364%, 12/18/32[5]	165,306	35,678
Trust 2002-9, Cl. MS, 31.447%, 3/25/32[5]	162,917	35,063
Trust 2002-90, Cl. SN, 33.775%, 8/25/32[5]	12,947	1,863
Trust 2002-90, Cl. SY, 39.796%, 9/25/32[5]	6,585	978
Trust 2003-4, Cl. S, 32.951%, 2/25/33[5]	273,510	50,901
Trust 2003-46, Cl. IH, 0%, 6/1/23[5,7]	1,668,244	211,002
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[5]	98,203	2,103
Trust 2004-54, Cl. DS, 49.602%, 11/25/30[5]	265,275	58,841
Trust 2005-14, Cl. SE, 45.95%, 3/25/35[5]	340,755	54,424
Trust 2005-93, Cl. SI, 21.431%, 10/25/35[5]	225,912	33,749
Trust 2008-67, Cl. KS, 58.142%, 8/25/34[5]	636,338	46,758
Trust 214, Cl. 2, 38.777%, 3/1/23[5]	336,172	72,110
Trust 222, Cl. 2, 24.40%, 6/1/23[5]	432,479	83,395
Trust 247, Cl. 2, 46.712%, 10/1/23[5]	105,712	23,814
Trust 252, Cl. 2, 37.445%, 11/1/23[5]	360,767	80,308
Trust 319, Cl. 2, 4.423%, 2/1/32[5]	116,783	22,026
Trust 320, Cl. 2, 10.525%, 4/1/32[5]	576,242	129,444
Trust 331, Cl. 9, 13.003%, 2/1/33[5]	46,426	8,371
Trust 334, Cl. 17, 20.538%, 2/1/33[5]	229,363	42,091
Trust 339, Cl. 12, 4.637%, 7/1/33[5]	473,962	92,949
Trust 343, Cl. 13, 6.708%, 9/1/33[5]	442,060	64,010
Trust 343, Cl. 18, 1.873%, 5/1/34[5]	68,992	9,513
Trust 345, Cl. 9, 76.981%, 1/1/34[5]	466,516	56,984
Trust 351, Cl. 10, 4.415%, 4/1/34[5]	113,965	16,425
Trust 351, Cl. 8, 2.079%, 4/1/34[5]	235,869	33,335
Trust 356, Cl. 10, 18.516%, 6/1/35[5]	189,156	25,395
Trust 356, Cl. 12, 24.618%, 2/1/35[5]	93,514	12,585
Trust 362, Cl. 13, 5.999%, 8/1/35[5]	1,078,447	172,950
Trust 364, Cl. 16, 15.999%, 9/1/35[5]	439,697	65,826
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.343%, 9/25/23[6]	168,311	155,177

6	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount		Value
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	$472,118		$306,128
Government National Mortgage Assn.:
1.625%, 4/8/26[4]	12,430		12,915
7%, 1/29/24-4/29/26	86,288		102,580
7.50%, 5/29/27	356,736		430,340
8%, 5/30/17	11,752		13,061
8.50%, 8/1/17-12/15/17	6,021		6,463
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 88.025%, 1/16/27[5]	376,102		78,463
Series 2002-15, Cl. SM, 79.529%, 2/16/32[5]	304,715		68,688
Series 2004-11, Cl. SM, 70.635%, 1/17/30[5]	277,326		67,051
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.988%, 11/1/35[4]	665,210		499,752
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.086%, 5/1/37[4]	99,075		86,554
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	686,645		608,395
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.634%, 4/1/34[4]	357,823		362,849
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	166,675		173,223
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	41,930		28,239
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	110,915		93,689
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.447%, 12/1/35[4]	373,121		322,561
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	370,747		342,438
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	480,690		498,209
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.661%, 10/1/36[4]	411,876		379,766
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.011%, 11/1/37[4]	434,358		357,696

Total Mortgage-Backed Obligations (Cost $10,130,765)			10,105,229
U.S. Government Obligations–0.0%
Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $455,864)	425,000		498,582
Foreign Government Obligations–0.0%
Germany (Federal Republic of) Bonds, Series 94, 6.25%, 1/4/24 (Cost $1)	1	EUR	2

7	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes–2.4%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	$240,000	$311,538
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	481,000	506,505
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	526,000	541,780
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	722,712
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	528,000	546,328
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	433,049
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	428,368
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[8]	603,000	607,125
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	990,000	1,027,314
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	485,000	541,381
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	761,000	1,016,772
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	210,000	238,700
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[8]	940,000	1,047,230
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[8,9]	170,000	147,900
British Telecommunications plc, 9.875% Bonds, 12/15/30	325,000	521,597
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	66,515
8.50% Sr. Unsec. Nts., 6/15/19	365,000	459,916
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	143,000	182,463
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[8]	486,000	506,808
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	262,000	292,713
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	401,665
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	193,000	199,099
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	968,000	1,107,201
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	495,000	522,225
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	524,621
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	540,000	618,911
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	477,379
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	525,000	571,266
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	181,638
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	529,034
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	503,000	520,155
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	923,583
Energizer Holdings, Inc., 4.70% Sr. Unsec. Unsub. Nts., 5/19/21	552,000	592,617
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	518,577
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	329,047
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	1,017,000	1,019,543
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	345,798
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	128,000	140,705

8	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	$527,000	$579,700
General Electric Capital Corp.:
5.25% Sr. Unsec. Nts., 10/19/12	85,000	85,884
6.375% Unsec. Sub. Bonds, 11/15/67	1,005,000	1,061,883
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[4,8]	631,000	468,518
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	523,000	510,759
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	178,395
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	553,000	561,237
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[8]	490,000	490,673
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	206,582
Historic TW, Inc., 9.125% Debs., 1/15/13	183,000	189,833
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[4]	1,330,000	1,283,450
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	588,698
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[8]	780,000	858,041
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	539,000	564,171
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	200,000	217,750
10% Sr. Unsec. Nts., 7/15/17	620,000	700,600
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[8]	420,000	419,392
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[9]	900,000	996,675
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	219,000	252,718
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	909,000	938,554
Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16[8]	419,000	423,094
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	449,083
Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13	492,000	505,794
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	487,000	548,484
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[8]	808,000	834,083
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,102,000	1,068,940
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[8]	598,000	603,529
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	407,831
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[8]	735,000	759,570
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	580,000	669,817
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	490,000	505,024
MBIA Insurance Co., 14% Bonds, 1/15/33[4,8]	22,150,000	10,798,125
MBIA Insurance Corp., 14% Unsec. Sub. Nts., 1/15/33[4]	100,000	48,750
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	406,875
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	348,000	356,664
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	369,000	454,314
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[8]	218,000	219,380
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,275,000	1,316,810

9	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Mylan, Inc., 6% Sr. Nts., 11/15/18[8]	$565,000	$611,613
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	680,000	787,852
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	527,000	543,704
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	573,000	731,647
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	520,000	537,428
Oncor Electric Delivery Co., 7% Debs., 9/1/22	470,000	588,162
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	323,000	428,858
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[8]	763,000	845,603
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	593,000	595,083
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	420,181
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	503,000	559,588
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[10]	305,000	329,812
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	616,654
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	491,000	516,672
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[8]	930,000	911,400
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	628,434
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	417,000	452,445
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	581,675
SLM Corp., 6.25% Sr. Nts., 1/25/16	739,000	787,035
Swiss Re Capital I LP, 6.854% Perpetual Bonds[8,9]	1,077,000	1,054,397
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	625,000	655,623
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	525,000	528,553
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	502,000	505,448
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[8]	540,000	746,474
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	279,000	399,970
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	251,000	263,293
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	550,000	595,375
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	223,000	225,684
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[9]	243,000	240,570
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	31,000	34,369
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	441,364
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	296,000	407,982
Virgin Media Secured Finance plc: 5.25% Sr. Sec. Nts., 1/15/21	307,000	350,802
6.50% Sr. Sec. Nts., 1/15/18	658,000	727,090
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	475,199
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[8]	534,000	537,992
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	630,494
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9	382,000	429,750
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	213,000	218,175

10	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Principal Amount	Value
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	$563,000	$593,118
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[8]	390,000	426,730
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	528,000	546,068
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	184,178
6% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	457,438
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[8]	78,000	88,676
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[4,10]	598,000	603,980
Zions Bancorp, 7.75% Sr. Unsec. Nts., 9/23/14	723,000	788,184

Total Non-Convertible Corporate Bonds and Notes (Cost $72,683,745)		75,830,280
Convertible Corporate Bonds and Notes–7.5%
CNO Financial Group, Inc.:
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	16,566,000	26,857,628
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	6,157,000	9,982,036
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16	608,000	985,720
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15	26,000,000	32,272,500
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	30,000,000	30,262,500
MGIC Investment Corp., 9% Cv. Jr. Unsec. Sub. Bonds, 4/1/63[8]	72,500,000	29,000,000
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	29,000,000	25,773,750
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs., 12/15/66	17,500,000	13,803,125
Radian Group, Inc., 3% Cv. Sr. Unsec. Unsub. Nts., 11/15/17	20,000,000	11,600,000
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts., 5/15/15	23,774,000	24,992,418
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds, 1/29/49[8]	400,000	386,458
Take-Two Interactive Software, Inc.:
1.75% Cv. Sr. Unsec. Nts., 12/1/16[8]	4,250,000	3,793,125
4.375% Cv. Sr. Nts., 6/1/14	21,000,000	23,992,501

Total Convertible Corporate Bonds and Notes (Cost $258,212,385)		233,701,761

11	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Structured Securities–2.3%
Bank of America, CIT Group, Inc. Equity Linked Nts.	258,198	$8,995,618
Citigroup Funding, Inc.:
Mosaic Co. Equity Linked Nts.	199,009	11,663,977
Rite Aid Corp. Equity Linked Nts.	7,564,300	9,152,047
Credit Suisse AG, Apple, Inc. Equity Linked Nts.	25,355	13,709,829
Deutsche Bank AG London, Allegheny Technologies, Inc. Equity Linked Nts.[10]	231,100	7,109,329
Goldman Sachs Group, Inc. (The), OfficeMax, Inc. Equity Linked Nts.[10]	1,568,628	7,263,814
UBS AG London, Apple, Inc. Equity Linked Nts.[10]	27,205	13,728,922

Total Structured Securities (Cost $74,194,770)		71,623,536

	Expiration Date	Strike Price	Contracts
Options Purchased–0.0%
Apple, Inc. Put[2]	8/20/12	$470.000	5,500	55,000
Ford Motor Co. Put[2]	9/24/12	9.000	1,250	36,250
General Mills, Inc. Put[2]	8/20/12	37.000	1,500	6,000
MBIA, Inc. Put[2]	8/20/12	9.000	1,250	55,000
MBIA, Inc. Put[2]	8/20/12	8.000	6,000	78,000
Mosaic Co. (The) Put[2]	8/20/12	50.000	7,000	77,000
Mosaic Co. (The) Put[2]	9/24/12	47.500	1,500	55,500
NRG Energy, Inc. Put[2]	8/20/12	17.000	2,000	10,000
Safeway, Inc. Put[2]	8/20/12	14.000	3,500	17,500
UnitedHealth Group, Inc. Put[2]	8/20/12	50.000	4,500	337,500

Total Options Purchased (Cost $2,559,419)				727,750
Total Investments, at Value (Cost $3,036,843,859)			100.6%	3,158,732,616
Liabilities in Excess of Other Assets			(0.6)	(17,529,892)

Net Assets			100.0%	$3,141,202,724

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR                     Euro

1.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $381,771,298. See accompanying Notes.
2.	Non-income producing security.

12	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2011	Gross Additions	Gross Reductions	Shares July 31, 2012
Box Ships, Inc.	1,605,000	63,300	303,300	1,365,000
Diana Containership, Inc.	1,502,500	17,500	15,000	1,505,000
Oppenheimer Institutional Money Market Fund, Cl. E	8,453,736	369,096,973	377,550,709	—

		Value	Income	Realized Loss
Box Ships, Inc.		$8,695,050	$1,300,950	$772,092
Diana Containership, Inc.		9,225,650	827,250	6,647
Oppenheimer Institutional Money Market Fund, Cl. E		—	24,022	—

		$17,920,700	$2,152,222	$778,739

4.	Represents the current interest rate for a variable or increasing rate security.
5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,301,472 or 0.07% of the Fund’s net assets as of July 31, 2012.
6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $202,537 or 0.01% of the Fund’s net assets as of July 31, 2012.
7.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
8.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $56,585,936 or 1.80% of the Fund’s net assets as of July 31, 2012.
9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
10.	Restricted security. The aggregate value of restricted securities as of July 31, 2012 was $29,035,857, which represents 0.92% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG London, Allegheny Technologies, Inc. Equity Linked Nts.	2/29/12	$10,124,029	$7,109,329	$(3,014,700)
Goldman Sachs Group, Inc. (The), OfficeMax, Inc. Equity Linked Nts.	3/5/12	8,000,003	7,263,814	(736,189)
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14	7/16/09	304,292	329,812	25,520
UBS AG London, Apple, Inc. Equity Linked Nts.	2/3/12	12,499,838	13,728,922	1,229,084
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	602,435	603,980	1,545

		$31,530,597	$29,035,857	$(2,494,740)

13	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Written Options as of July 31, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Apple, Inc.	Call	15	$610.000	9/24/12	$33,044	$(32,850)	$194
Apple, Inc.	Put	2,750	570.000	8/20/12	2,447,623	(508,750)	1,938,873
Apple, Inc.	Put	2,000	550.000	8/20/12	1,396,071	(176,000)	1,220,071
Assured Guaranty Ltd.	Put	4,000	14.000	8/20/12	850,888	(910,000)	(59,112)
AT&T, Inc.	Call	3,500	38.000	9/24/12	281,309	(318,500)	(37,191)
AT&T, Inc.	Call	2,500	37.000	9/24/12	316,279	(385,000)	(68,721)
AT&T, Inc.	Call	1,250	36.000	8/20/12	50,468	(258,750)	(208,282)
Cablevision Systems Corp. New York Group, Cl. A	Put	2,650	14.000	9/24/12	646,950	(106,000)	540,950
Cisco Systems, Inc.	Put	5,545	19.000	8/20/12	1,267,635	(1,705,088)	(437,453)
Cisco Systems, Inc.	Put	1,000	16.000	8/20/12	54,973	(60,000)	(5,027)
CVS Caremark Corp.	Call	2,750	49.000	8/20/12	132,338	(24,750)	107,588
Edison International, Inc.	Put	500	45.000	8/20/12	25,112	(15,000)	10,112
Energizer Holdings, Inc.	Call	250	80.000	8/20/12	26,973	(41,250)	(14,277)
Foot Locker, Inc.	Call	8,375	35.000	8/20/12	403,174	(376,875)	26,299
Ford Motor Co.	Put	2,500	11.000	9/24/12	435,026	(450,000)	(14,974)
Ford Motor Co.	Put	1,859	12.000	8/20/12	358,733	(526,097)	(167,364)
Frontier Communications Corp.	Put	7,500	4.000	8/20/12	424,278	(187,500)	236,778
Frontier Communications Corp.	Put	6,000	4.000	11/19/12	261,204	(315,000)	(53,796)
General Electric Co.	Call	7,500	21.000	8/20/12	171,903	(180,000)	(8,097)
General Electric Co.	Call	1,000	20.000	8/20/12	38,473	(91,000)	(52,527)
General Electric Co.	Call	1,000	21.000	9/24/12	48,973	(47,000)	1,973
General Mills, Inc.	Put	3,000	39.000	8/20/12	173,919	(150,000)	23,919
General Mills, Inc.	Put	1,000	38.000	8/20/12	51,973	(13,000)	38,973
Hewlett-Packard Co.	Put	2,824	23.000	11/19/12	1,253,755	(1,419,060)	(165,305)
Hewlett-Packard Co.	Put	2,139	25.000	8/20/12	720,774	(1,411,740)	(690,966)
Hewlett-Packard Co.	Put	596	24.000	8/20/12	170,312	(336,740)	(166,428)
Ingersoll-Rand plc	Call	3,250	44.000	8/20/12	116,359	(130,000)	(13,641)
Kohl’s Corp.	Call	750	52.500	8/20/12	23,490	(50,250)	(26,760)
Kraft Foods, Inc., Cl. A	Call	350	41.000	8/20/12	6,791	(5,950)	841
MBIA, Inc.	Put	8,600	11.000	8/20/12	2,091,443	(1,333,000)	758,443
MBIA, Inc.	Put	7,000	10.000	8/20/12	688,863	(651,000)	37,863
McDonald’s Corp.	Call	275	92.500	8/20/12	5,493	(6,050)	(557)
MDC Holdings, Inc.	Call	1,500	35.000	8/20/12	57,520	(30,000)	27,520
MDC Holdings, Inc.	Call	500	34.000	8/20/12	26,362	(17,500)	8,862
MDC Holdings, Inc.	Call	325	32.000	8/20/12	35,416	(26,975)	8,441
Merck & Co., Inc.	Call	2,500	44.000	8/20/12	111,098	(202,500)	(91,402)
Merck & Co., Inc.	Call	1,000	45.000	8/20/12	37,443	(33,000)	4,443
Mosaic Co. (The)	Put	5,000	55.000	8/20/12	1,044,083	(240,000)	804,083
Mosaic Co. (The)	Put	5,000	55.000	9/24/12	3,514,798	(690,000)	2,824,798
Nabors Industries Ltd.	Put	2,875	18.000	9/24/12	1,098,155	(1,207,500)	(109,345)
NRG Energy, Inc.	Put	3,000	19.000	8/20/12	238,917	(105,000)	133,917
NRG Energy, Inc.	Put	500	18.000	8/20/12	15,992	(7,500)	8,492
Philip Morris International, Inc.	Call	1,550	85.000	9/24/12	781,918	(1,108,250)	(326,332)
Philip Morris International, Inc.	Call	150	87.500	9/24/12	60,295	(72,450)	(12,155)
Procter & Gamble Co. (The)	Call	500	67.500	8/20/12	11,967	(5,000)	6,967
Safeway, Inc.	Put	3,000	16.000	8/20/12	200,918	(210,000)	(9,082)
Seagate Technology	Call	4,250	33.000	8/20/12	194,601	(72,250)	122,351
Seagate Technology	Call	1,000	31.000	8/20/12	22,921	(59,000)	(36,079)
Seagate Technology	Call	500	32.000	8/20/12	14,487	(17,000)	(2,513)
Seagate Technology	Call	500	34.000	8/20/12	17,487	(3,000)	14,487
UnitedHealth Group, Inc.	Put	3,000	55.000	8/20/12	413,533	(1,207,500)	(793,967)
UnitedHealth Group, Inc.	Put	2,000	52.500	8/20/12	182,214	(394,000)	(211,786)

					$23,054,724	$(17,930,625)	$5,124,099

14	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Notes to Statement of Investments

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

15	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

16	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

17	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

18	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$351,549,275	$—	$—	$351,549,275
Consumer Staples	155,111,900	—	—	155,111,900
Energy	346,153,291	—	—	346,153,291
Financials	548,221,825	—	—	548,221,825
Health Care	307,213,185	—	—	307,213,185
Industrials	173,832,550	—	—	173,832,550
Information Technology	185,042,004	—	—	185,042,004
Materials	123,476,821	—	—	123,476,821
Telecommunication Services	215,598,900	—	—	215,598,900
Utilities	158,391,225	—	—	158,391,225
Preferred Stocks	101,825,050	95,581,450	—	197,406,500
Rights, Warrants and Certificates	4,248,000	—	—	4,248,000
Mortgage-Backed Obligations	—	10,105,229	—	10,105,229
U.S. Government Obligations	—	498,582	—	498,582
Foreign Government Obligations	—	2	—	2
Non-Convertible Corporate Bonds and Notes	—	75,830,280	—	75,830,280
Convertible Corporate Bonds and Notes	—	233,701,761	—	233,701,761
Structured Securities	—	71,623,536	—	71,623,536
Options Purchased	727,750	—	—	727,750

Total Assets	$2,671,391,776	$487,340,840	$—	$3,158,732,616

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(4,857,900)	$—	$—	$(4,857,900)
Depreciated options written, at value	(13,072,725)	—	—	(13,072,725)

Total Liabilities	$(17,930,625)	$—	$—	$(17,930,625)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

19	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

20	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

21	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $10,714,703 and $637,569 on futures contracts purchased and sold, respectively.

As of July 31, 2012, the Fund had no outstanding futures contracts.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

22	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $2,351,058 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $2,284,314 and $17,635,322 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

23	Oppenheimer Equity Income Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Written option activity for the period ended July 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
October 31, 2011	18,775	$1,648,925	97,177	$48,792,019
Options written	224,537	18,380,692	541,467	157,121,600
Options closed or expired	(163,490)	(12,801,210)	(541,631)	(182,335,630)
Options exercised	(32,782)	(4,201,825)	(11,175)	(3,549,847)

Options outstanding as of July 31, 2012	47,040	$3,026,582	85,838	$20,028,142

Restricted Securities

As of July 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,046,394,735
Federal tax cost of other investments	(23,054,724)

Total federal tax cost	$3,023,340,011

Gross unrealized appreciation	$359,532,115
Gross unrealized depreciation	(242,070,135)

Net unrealized appreciation	$117,461,980

24	Oppenheimer Equity Income Fund, Inc.

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/11/2012